*******     PLEASE DISREGARD SUBMISSIONS 0000935069-04-000102,
            0000935069-04-000104 AND 0000935069-04-000106 AS
            THESE FILINGS WERE FILED WITH INCORRECT CIK NUMBERS     ********







                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06105

                Oppenheimer Quest International Value Fund, Inc.
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                                         (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


             Registrant's telephone number, including area code: (303) 768-3200
                                                                 --------------

                      Date of fiscal year end: November 30

         Date of reporting period: December 1, 2002 - November 30, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended November 30, 2003, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices. The Fund's portfolio manager is employed by its sub-advisor, OpCap Advisors.
Management's Discussion of Fund Performance. Oppenheimer Quest International Value Fund, Inc. Class A shares returned 24.17% (without sales charge) for the fiscal year ended November 30, 2003. This compares to a one-year total return of 24.22% for its benchmark index, the MSCI EAFE Index. The Fund emphasized stocks of established companies believed to be undervalued and having high returns on capital, strong managements committed to shareholder value, and leading competitive positions within their industries.
   The Fund's intrinsic value methodology, which focuses primarily on anticipated corporate cash flows, produced returns in line with its benchmark index, although the lack of exposure to smaller, more aggressive companies restricted gains. While an overweighting in consumer discretionary and financial stocks yielded a significant impact on the upside, the Fund's avoidance of the Japanese banking sector hurt performance as the group rallied on hopes that the worst of Japan's financial crisis was behind it.
   Meaningful individual contributors to Fund performance included German tire manufacturer Continental AG, which has seen its restructuring efforts boosted by successes in higher-margin automotive control systems. Meanwhile, French spirits giant Pernod-Ricard SA turned proceeds from the sale of nonperforming brands into cash generating assets while paying down its debt ahead of schedule. Long-time holding SKF AB also advanced, as the Sweden-based manufacturer of bearings capitalized on industry concentration by offering higher-margin value added services.
   In contrast, Canadian aerospace company Bombardier, Inc. was sold at a loss on concerns that possible management turnover might derail an ongoing restructuring. Japanese computer game maker Nintendo Co. Ltd. also declined, having faced increasing competitive threats to its leadership in the handheld console segment. Elsewhere, Swiss Reinsurance Co. pulled back amid a market that rewarded more aggressive insurance stocks.
   Country and sector weightings maintained a tracking error range of plus or minus 10 percentage points relative to Index allocations. Market capitalization weightings were the result of individual stock selection, though tended toward stocks of larger, well-established companies. The Fund's holdings, allocations, management, and strategies are subject to change. Investing in foreign securities poses additional risks, such as currency fluctuations and higher expenses.

        7 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2003. In the case of Class A, B and C shares, performance is measured over a ten-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. Prior to August 29, 2003, the Fund used a global investment style and compared its performance to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Fund's performance is also compared to this Index.
   Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

        8 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest International Value Fund, Inc. (Class A)
     MSCI EAFE Index
     MSCI World Index

                                  [LINE CHART]

                VALUE OF INVESTMENT       MSCI EAFE            MSCI
DATE                  IN FUND               INDEX           WORLD INDEX

11/30/1993             9,425                10,000            10,000
02/28/1994            10,337                11,604            11,042
05/31/1994            10,221                11,516            10,926
08/31/1994            10,618                12,078            11,443
11/30/1994            10,214                11,514            10,968
02/28/1995            10,360                11,117            11,074
05/31/1995            11,260                12,118            12,122
08/31/1995            11,900                12,174            12,448
11/30/1995            12,231                12,424            13,054
02/29/1996            12,687                13,031            13,769
05/31/1996            13,405                13,452            14,347
08/31/1996            13,284                13,171            14,078
11/30/1996            14,262                13,926            15,565
02/28/1997            14,893                13,492            15,687
05/31/1997            15,763                14,509            16,868
08/31/1997            16,542                14,404            17,293
11/30/1997            16,578                13,908            17,587
02/28/1998            17,870                15,623            19,544
05/31/1998            18,984                16,164            20,320
08/31/1998            15,886                14,423            18,007
11/30/1998            18,132                16,241            21,181
02/28/1999            18,264                16,443            22,108
05/31/1999            19,615                16,917            23,071
08/31/1999            20,865                18,177            24,042
11/30/1999            22,055                19,722            25,761
02/29/2000            21,094                20,679            26,332
05/31/2000            22,567                19,865            26,288
08/31/2000            22,767                19,961            27,278
11/30/2000            22,380                17,856            23,862
02/28/2001            22,561                17,102            22,636
05/31/2001            22,575                16,500            22,440
08/31/2001            21,197                15,154            20,428
11/30/2001            20,133                14,487            20,116
02/28/2002            19,547                13,898            19,467
05/31/2002            19,724                14,963            19,694
08/31/2002            17,310                12,929            16,981
11/30/2002            17,160                12,718            17,115
02/28/2003            16,028                11,510            15,526
05/31/2003            18,428                13,176            17,839
08/31/2003            19,110                14,167            18,931
11/30/2003            21,306                15,865            20,497

Average Annual Total Return of Class A Shares of the Fund at 11/30/03
1 Year  17.03%     5 Year  2.06%     10 Year  7.86%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest International Value Fund, Inc. (Class B)
     MSCI EAFE Index
     MSCI World Index

                                  [LINE CHART]

                VALUE OF INVESTMENT       MSCI EAFE            MSCI
DATE                  IN FUND               INDEX           WORLD INDEX

11/30/1993            10,000                10,000            10,000
02/28/1994            10,961                11,604            11,042
05/31/1994            10,823                11,516            10,926
08/31/1994            11,229                12,078            11,443
11/30/1994            10,784                11,514            10,968
02/28/1995            10,924                11,117            11,074
05/31/1995            11,856                12,118            12,122
08/31/1995            12,510                12,174            12,448
11/30/1995            12,846                12,424            13,054
02/29/1996            13,310                13,031            13,769
05/31/1996            14,044                13,452            14,347
08/31/1996            13,888                13,171            14,078
11/30/1996            14,906                13,926            15,565
02/28/1997            15,542                13,492            15,687
05/31/1997            16,425                14,509            16,868
08/31/1997            17,214                14,404            17,293
11/30/1997            17,233                13,908            17,587
02/28/1998            18,556                15,623            19,544
05/31/1998            19,687                16,164            20,320
08/31/1998            16,453                14,423            18,007
11/30/1998            18,764                16,241            21,181
02/28/1999            18,868                16,443            22,108
05/31/1999            20,241                16,917            23,071
08/31/1999            21,498                18,177            24,042
11/30/1999            22,719                19,722            25,761
02/29/2000            21,729                20,679            26,332
05/31/2000            23,246                19,865            26,288
08/31/2000            23,452                19,961            27,278
11/30/2000            23,053                17,856            23,862
02/28/2001            23,240                17,102            22,636
05/31/2001            23,254                16,500            22,440
08/31/2001            21,835                15,154            20,428
11/30/2001            20,739                14,487            20,116
02/28/2002            20,135                13,898            19,467
05/31/2002            20,318                14,963            19,694
08/31/2002            17,831                12,929            16,981
11/30/2002            17,676                12,718            17,115
02/28/2003            16,510                11,510            15,526
05/31/2003            18,983                13,176            17,839
08/31/2003            19,685                14,167            18,931
11/30/2003            21,948                15,865            20,497

Average Annual Total Return of Class B Shares of the Fund at 11/30/03*
1 Year  18.17%     5 Year  2.35%     10 Year  8.18%

*See Notes on page 11 for further details.
The performance information for both indices in the graphs begins on 11/30/93 for Class A, Class B and Class C, and 2/28/01 for Class N.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

        9 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest International Value Fund, Inc. (Class C)
     MSCI EAFE Index
     MSCI World Index

                                  [LINE CHART]

                VALUE OF INVESTMENT       MSCI EAFE            MSCI
DATE                  IN FUND               INDEX           WORLD INDEX

11/30/1993            10,000                10,000            10,000
02/28/1994            10,953                11,604            11,042
05/31/1994            10,823                11,516            10,926
08/31/1994            11,229                12,078            11,443
11/30/1994            10,777                11,514            10,968
02/28/1995            10,907                11,117            11,074
05/31/1995            11,831                12,118            12,122
08/31/1995            12,486                12,174            12,448
11/30/1995            12,814                12,424            13,054
02/29/1996            13,274                13,031            13,769
05/31/1996            14,007                13,452            14,347
08/31/1996            13,860                13,171            14,078
11/30/1996            14,869                13,926            15,565
02/28/1997            15,504                13,492            15,687
05/31/1997            16,397                14,509            16,868
08/31/1997            17,175                14,404            17,293
11/30/1997            17,194                13,908            17,587
02/28/1998            18,517                15,623            19,544
05/31/1998            19,647                16,164            20,320
08/31/1998            16,415                14,423            18,007
11/30/1998            18,725                16,241            21,181
02/28/1999            18,827                16,443            22,108
05/31/1999            20,199                16,917            23,071
08/31/1999            21,456                18,177            24,042
11/30/1999            22,660                19,722            25,761
02/29/2000            21,638                20,679            26,332
05/31/2000            23,116                19,865            26,288
08/31/2000            23,288                19,961            27,278
11/30/2000            22,865                17,856            23,862
02/28/2001            23,015                17,102            22,636
05/31/2001            23,001                16,500            22,440
08/31/2001            21,554                15,154            20,428
11/30/2001            20,455                14,487            20,116
02/28/2002            19,818                13,898            19,467
05/31/2002            19,977                14,963            19,694
08/31/2002            17,504                12,929            16,981
11/30/2002            17,301                12,718            17,115
02/28/2003            16,144                11,510            15,526
05/31/2003            18,516                13,176            17,839
08/31/2003            19,153                14,167            18,931
11/30/2003            21,308                15,865            20,497

Average Annual Total Return of Class C Shares of the Fund at 11/30/03*
1 Year  22.16%     5 Year  2.62%     10 Year  7.86%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Quest International Value Fund, Inc. (Class N)
     MSCI EAFE Index
     MSCI World Index

                                  [LINE CHART]

                VALUE OF INVESTMENT       MSCI EAFE            MSCI
DATE                  IN FUND               INDEX           WORLD INDEX

03/01/2001            10,000                10,000            10,000
05/31/2001             9,976                 9,648             9,913
08/31/2001             9,361                 8,861             9,025
11/30/2001             8,902                 8,471             8,887
02/28/2002             8,631                 8,126             8,600
05/31/2002             8,709                 8,749             8,700
08/31/2002             7,642                 7,560             7,502
11/30/2002             7,563                 7,437             7,561
02/28/2003             7,063                 6,730             6,859
05/31/2003             8,112                 7,704             7,881
08/31/2003             8,408                 8,284             8,363
11/30/2003             9,361                 9,277             9,055

Average Annual Total Return of Class N Shares of the Fund at 11/30/03*
1 Year  22.76%     Since Inception  -2.38%

*See Notes on page 11 for further details.
The performance information for both indices in the graphs begins on 11/30/93 for Class A, Class B and Class C, and 2/28/01 for Class N.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

        10 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's sub-advisor.

Class A shares of the Fund were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge, which is currently subject to a voluntary rate reduction as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

        11 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  November 30, 2003

                                                               Market Value
                                                    Shares       See Note 1
-----------------------------------------------------------------------------
 Common Stocks--98.6%

-----------------------------------------------------------------------------
 Consumer Discretionary--20.3%
-----------------------------------------------------------------------------
 Auto Components--1.5%
 Continental AG                                    141,100     $  4,904,961
-----------------------------------------------------------------------------
 Automobiles--2.6%
 Bayerische Motoren
 Werke AG                                          195,474        8,599,350
-----------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--1.4%
 Compass Group plc                                 786,100        4,725,150
-----------------------------------------------------------------------------
 Household Durables--4.9%
 Electrolux AB, Cl. B                                   10              210
-----------------------------------------------------------------------------
 Matsushita Electric
 Industrial Co.                                    600,500        7,736,537
-----------------------------------------------------------------------------
 Pioneer Corp.                                     131,100        3,351,717
-----------------------------------------------------------------------------
 Sony Corp.                                        143,700        4,985,939
                                                               --------------
                                                                 16,074,403

-----------------------------------------------------------------------------
 Leisure Equipment & Products--3.0%
 Agfa Gevaert NV                                   302,010        7,493,802
-----------------------------------------------------------------------------
 Shimano, Inc.                                     124,000        2,411,614
                                                               --------------
                                                                  9,905,416

-----------------------------------------------------------------------------
 Media--2.6%
 EMI Group plc                                   1,171,100        3,418,963
-----------------------------------------------------------------------------
 Pearson plc                                       466,500        5,198,969
-----------------------------------------------------------------------------
 Singapore Press
 Holdings Ltd.                                         500            5,656
                                                               --------------
                                                                  8,623,588

-----------------------------------------------------------------------------
 Textiles, Apparel & Luxury Goods--4.3%
 Christian Dior SA                                  68,500        3,824,728
-----------------------------------------------------------------------------
 Luxottica Group SpA                               426,300        7,486,236
-----------------------------------------------------------------------------
 Sanyo Shokai Ltd.                                 472,100        3,060,546
                                                               --------------
                                                                 14,371,510

-----------------------------------------------------------------------------
 Consumer Staples--6.1%
-----------------------------------------------------------------------------
 Beverages--6.1%
 Diageo plc                                        630,200        7,857,909
-----------------------------------------------------------------------------
 Pernod-Ricard SA                                  115,900       12,316,086
                                                               --------------
                                                                 20,173,995

-----------------------------------------------------------------------------
 Household Products--0.0%
 Kao Corp.                                             500           10,204
-----------------------------------------------------------------------------
 Energy--1.6%
-----------------------------------------------------------------------------
 Oil & Gas--1.6%
 BP plc                                            750,500        5,237,208

                                                               Market Value
                                                    Shares       See Note 1
-----------------------------------------------------------------------------
 Financials--32.7%
-----------------------------------------------------------------------------
 Capital Markets--0.9%
 Credit Suisse Group                                91,100     $  3,023,160
-----------------------------------------------------------------------------
 Commercial Banks--17.8%
 Banca Nazionale del
 Lavoro SpA 1                                    2,777,200        6,508,254
-----------------------------------------------------------------------------
 Banco Popolare di
 Verona e Novara Scrl                              380,100        6,269,413
-----------------------------------------------------------------------------
 Bank of East Asia Ltd.                          1,913,000        6,010,224
-----------------------------------------------------------------------------
 Barclays plc                                      964,300        8,499,564
-----------------------------------------------------------------------------
 BNP Paribas SA                                     68,000        3,831,046
-----------------------------------------------------------------------------
 Credit Agricole SA                                425,018        9,272,338
-----------------------------------------------------------------------------
 DBS Group
 Holdings Ltd.                                     861,100        6,992,894
-----------------------------------------------------------------------------
 HSBC Holdings plc,
 Sponsored ADR                                      68,500        5,210,795
-----------------------------------------------------------------------------
 Skandinaviska
 Enskilda Banken                                   484,849        6,320,407
                                                               --------------
                                                                 58,914,935

-----------------------------------------------------------------------------
 Diversified Financial Services--6.6%
 Deutsche Boerse AG                                263,600       13,286,848
-----------------------------------------------------------------------------
 Hong Kong Exchanges
 & Clearing Ltd.                                 1,670,000        3,419,003
-----------------------------------------------------------------------------
 Nomura
 Securities Co. Ltd.                               314,000        4,988,678
                                                               --------------
                                                                 21,694,529

-----------------------------------------------------------------------------
 Insurance--7.4%
 Aegon NV                                          755,021       10,064,430
-----------------------------------------------------------------------------
 Axa SA                                            255,900        4,917,160
-----------------------------------------------------------------------------
 Promina Group Ltd.                              1,396,100        3,343,821
-----------------------------------------------------------------------------
 Swiss Reinsurance Co.                             101,913        6,330,392
                                                               --------------
                                                                 24,655,803

-----------------------------------------------------------------------------
 Health Care--6.4%
-----------------------------------------------------------------------------
 Health Care Equipment & Supplies--0.0%
 Terumo Corp.                                          200            3,583
-----------------------------------------------------------------------------
 Pharmaceuticals--6.4%
 Novartis AG                                       261,938       11,063,094
-----------------------------------------------------------------------------
 Sanofi-Synthelabo SA                              103,600        7,016,471
-----------------------------------------------------------------------------
 Takeda Chemical
 Industries Ltd.                                    83,000        3,182,980
                                                               --------------
                                                                 21,262,545

        12 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

                                                               Market Value
                                                    Shares       See Note 1
-----------------------------------------------------------------------------
 Industrials--4.9%
-----------------------------------------------------------------------------
 Machinery--4.9%
 Komatsu Ltd.                                      298,000     $  1,697,882
-----------------------------------------------------------------------------
 Schindler Holding AG 1                             16,810        3,835,970
-----------------------------------------------------------------------------
 SKF AB, B Shares                                  291,000       10,648,549
                                                               ------------
                                                                 16,182,401

-----------------------------------------------------------------------------
 Information Technology--11.9%
-----------------------------------------------------------------------------
 Communications Equipment--2.8%
 Nokia Oyj,
 Sponsored ADR                                     518,900        9,329,822
-----------------------------------------------------------------------------
 Computers & Peripherals--0.8%
 NEC Corp. 1                                       368,000        2,667,933
-----------------------------------------------------------------------------
 Office Electronics--2.4%
 Canon, Inc.                                       127,400        5,886,085
-----------------------------------------------------------------------------
 Ricoh Co. Ltd.                                    118,000        2,152,703
                                                               ------------
                                                                  8,038,788

-----------------------------------------------------------------------------
 Software--5.9%
 Dassault Systemes SA                              188,600        8,416,766
-----------------------------------------------------------------------------
 Nintendo Co. Ltd.                                  81,000        6,996,530
-----------------------------------------------------------------------------
 Sage Group plc (The)                            1,296,000        4,039,928
                                                               ------------
                                                                 19,453,224

-----------------------------------------------------------------------------
 Materials--3.9%
-----------------------------------------------------------------------------
 Chemicals--1.2%
 Akzo Nobel NV                                     117,300        4,069,182
-----------------------------------------------------------------------------
 Metals & Mining--2.7%
 Boehler-Uddeholm
 AG 1                                               33,080        2,138,486
-----------------------------------------------------------------------------
 Rio Tinto plc                                     288,026        6,880,572
                                                               ------------
                                                                  9,019,058

-----------------------------------------------------------------------------
 Telecommunication Services--7.9%
-----------------------------------------------------------------------------
 Diversified Telecommunication Services--3.9%
 Deutsche
 Telekom AG 1                                      481,700        7,945,215
-----------------------------------------------------------------------------
 Nippon Telegraph
 & Telephone Corp.                                   1,057        5,066,883
                                                               ------------
                                                                 13,012,098

-----------------------------------------------------------------------------
 Wireless Telecommunication Services--4.0%
 NTT Docomo, Inc.                                    2,000        4,309,715
-----------------------------------------------------------------------------
 Vodafone Group plc                              3,810,222        8,748,270
                                                               ------------
                                                                 13,057,985

                                                               Market Value
                                                    Shares       See Note 1
-----------------------------------------------------------------------------
 Utilities--2.9%
-----------------------------------------------------------------------------
 Electric Utilities--1.9%
 E.ON AG                                           112,500     $  6,351,611
-----------------------------------------------------------------------------
 Gas Utilities--1.0%
 Tokyo Gas Co. Ltd.                                949,000        3,249,406
                                                               ------------
 Total Common Stocks
 (Cost $285,851,722)                                            326,611,848

                                                 Principal
                                                    Amount
-----------------------------------------------------------------------------
 Short-Term Notes--2.7%

 Federal Home
 Loan Bank, 0.94%,
 12/1/03
 (Cost $9,000,000)                              $9,000,000        9,000,000

-----------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $294,851,722)                                 101.3%     335,611,848
-----------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                      (1.3)      (4,399,052)
                                                -----------------------------
 Net Assets                                          100.0%    $331,212,796
                                                =============================

Footnote to Statement of Investments
1. Non-income producing security.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

 Geographic Holdings  Market Value  Percent
--------------------------------------------
 Japan               $ 61,758,935     18.4%
 Great Britain         59,817,328     17.8
 France                49,594,595     14.8
 Germany               41,087,985     12.3
 Switzerland           24,252,616      7.2
 Italy                 20,263,903      6.0
 Sweden                16,969,166      5.1
 The Netherlands       14,133,612      4.2
 Hong Kong              9,429,227      2.8
 Finland                9,329,822      2.8
 United States          9,000,000      2.7
 Belgium                7,493,802      2.2
 Singapore              6,998,550      2.1
 Australia              3,343,821      1.0
 Austria                2,138,486      0.6
                     -----------------------
 Total               $335,611,848    100.0%
                     =======================

 See accompanying Notes to Financial Statements.

        13 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2003

-----------------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $294,851,722)--see accompanying statement           $335,611,848
-----------------------------------------------------------------------------------------------
 Cash                                                                                 360,284
-----------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                  1,257
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                   8,183,832
 Interest and dividends                                                               692,972
 Shares of capital stock sold                                                         501,856
 Other                                                                                 74,075
                                                                                 --------------
 Total assets                                                                     345,426,124

-----------------------------------------------------------------------------------------------
 Liabilities

 Unrealized depreciation on foreign currency contracts                                 18,060
-----------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                             12,902,962
 Shares of capital stock redeemed                                                     952,136
 Distribution and service plan fees                                                   134,972
 Transfer and shareholder servicing agent fees                                         69,221
 Shareholder reports                                                                   59,642
 Directors' compensation                                                               49,940
 Other                                                                                 26,395
                                                                                 --------------
 Total liabilities                                                                 14,213,328

-----------------------------------------------------------------------------------------------
 Net Assets                                                                      $331,212,796
                                                                                 ==============

-----------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of capital stock                                            $    215,141
-----------------------------------------------------------------------------------------------
 Additional paid-in capital                                                       334,232,580
-----------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                      (47,092)
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions   (43,937,483)
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets
 and liabilities denominated in foreign currencies                                 40,749,650
                                                                                 --------------
 Net Assets                                                                      $331,212,796
                                                                                 ==============

        14 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

-----------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $245,348,871 and 15,704,162 shares of capital stock outstanding)                      $15.62
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                           $16.57
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,458,649
 and 3,550,459 shares of capital stock outstanding)                                    $14.78
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,076,181
 and 2,109,416 shares of capital stock outstanding)                                    $14.73
-----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,329,095
 and 150,039 shares of capital stock outstanding)                                      $15.52

 See accompanying Notes to Financial Statements.

        15 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2003

-----------------------------------------------------------------------------------------------
 Investment Income

 Dividends (net of foreign withholding taxes of $505,534)                         $ 5,955,057
-----------------------------------------------------------------------------------------------
 Interest                                                                              72,272
                                                                                  -------------
 Total investment income                                                            6,027,329

-----------------------------------------------------------------------------------------------
 Expenses

 Management fees                                                                    2,154,717
-----------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                              521,077
 Class B                                                                              554,125
 Class C                                                                              269,388
 Class N                                                                                8,168
-----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                              502,395
 Class B                                                                              214,389
 Class C                                                                              102,431
 Class N                                                                                7,467
-----------------------------------------------------------------------------------------------
 Administrative fees                                                                  718,239
-----------------------------------------------------------------------------------------------
 Shareholder reports                                                                   93,629
-----------------------------------------------------------------------------------------------
 Directors' compensation                                                               23,909
-----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                           21,801
-----------------------------------------------------------------------------------------------
 Other                                                                                 84,781
                                                                                  -------------
 Total expenses                                                                     5,276,516
 Less reduction to custodian expenses                                                    (838)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class A       (3,683)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class B      (18,987)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class C       (8,562)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class N       (1,914)
                                                                                  -------------
 Net expenses                                                                       5,242,532

-----------------------------------------------------------------------------------------------
 Net Investment Income                                                                784,797

-----------------------------------------------------------------------------------------------
 Realized and Unrealized Gain

 Net realized gain on:
 Investments                                                                        7,556,643
 Foreign currency transactions                                                     14,775,923
                                                                                  -------------
 Net realized gain                                                                 22,332,566
-----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                                       25,037,604
 Translation of assets and liabilities denominated in foreign currencies           15,587,202
                                                                                  -------------
 Net change in unrealized appreciation                                             40,624,806

-----------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                             $63,742,169
                                                                                  =============


 See accompanying Notes to Financial Statements.

        16 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended November 30,                                                                   2003            2002
-----------------------------------------------------------------------------------------------------------------
 Operations

 Net investment income (loss)                                                      $    784,797    $   (521,364)
-----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                            22,332,566     (55,344,923)
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                               40,624,806         (16,633)
                                                                                   ------------------------------
 Net increase (decrease) in net assets resulting from operations                     63,742,169     (55,882,920)

-----------------------------------------------------------------------------------------------------------------
 Capital Stock Transactions

 Net increase (decrease) in net assets resulting from capital stock transactions:
 Class A                                                                              7,457,176     (12,002,972)
 Class B                                                                            (23,417,899)    (14,897,108)
 Class C                                                                             (1,075,505)     (6,710,033)
 Class N                                                                                769,358         807,780

-----------------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase (decrease)                                                           47,475,299     (88,685,253)
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                283,737,497     372,422,750
                                                                                   ------------------------------
 End of period [including accumulated net investment
 loss of $47,092 and $46,895, respectively]                                        $331,212,796    $283,737,497
                                                                                   ==============================


 See accompanying Notes to Financial Statements.

        17 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

 Class A   Year Ended November 30,                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $12.58         $14.76         $17.93         $22.05         $19.37
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                          .06            .02            .02            .10           (.02)
 Net realized and unrealized gain (loss)              2.98          (2.20)         (1.62)           .24           3.90
                                                    ---------------------------------------------------------------------
 Total from investment operations                     3.04          (2.18)         (1.60)           .34           3.88
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   --             --             --           (.22)            --
 Dividends in excess of net investment income           --             --             --             --           (.09)
 Distributions from net realized gain                   --             --          (1.57)         (4.24)         (1.11)
                                                    ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        --             --          (1.57)         (4.46)         (1.20)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $15.62         $12.58         $14.76         $17.93         $22.05
                                                    =====================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  24.17%        (14.77)%       (10.04)%         1.47%         21.64%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $245,349       $191,096       $238,882       $285,836       $346,067
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $203,459       $216,977       $269,338       $325,539       $318,701
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                         0.51%          0.09%          0.12%          0.47%         (0.11)%
 Total expenses                                       1.59% 3,4      1.66% 3,4      1.71% 3        1.70% 3        1.75% 3
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               150%            75%            71%           104%            78%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

        18 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

 Class B   Year Ended November 30,                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $12.00         $14.18         $17.38         $21.50         $18.92
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.15)          (.11)          (.08)          (.02)          (.13)
 Net realized and unrealized gain (loss)              2.93          (2.07)         (1.55)           .25           3.82
                                                    ---------------------------------------------------------------------
 Total from investment operations                     2.78          (2.18)         (1.63)           .23           3.69
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   --             --             --           (.11)            --
 Dividends in excess of net investment income           --             --             --             --             -- 1
 Distributions from net realized gain                   --             --          (1.57)         (4.24)         (1.11)
                                                    ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        --             --          (1.57)         (4.35)         (1.11)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $14.78         $12.00         $14.18         $17.38         $21.50
                                                    =====================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                  23.17%        (15.37)%       (10.57)%         0.91%         21.05%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $52,459        $65,144       $ 93,590       $114,765       $143,632
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $55,378        $79,996       $105,464       $128,686       $134,690
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                 (0.31)%        (0.63)%        (0.48)%        (0.09)%        (0.61)%
 Total expenses                                       2.47%          2.36%          2.31%          2.24%          2.25%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses           2.44%           N/A 4,5        N/A 4          N/A 4          N/A 4
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               150%            75%            71%           104%            78%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

        19 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

 Class C   Year Ended November 30,                    2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $11.96         $14.14         $17.33         $21.46         $18.89
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                  (.05)          (.12)          (.07)          (.02)          (.12)
 Net realized and unrealized gain (loss)              2.82          (2.06)         (1.55)           .25           3.80
                                                    ---------------------------------------------------------------------
 Total from investment operations                     2.77          (2.18)         (1.62)           .23           3.68
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   --             --             --           (.12)            --
 Dividends in excess of net investment income           --             --             --             --             -- 1
 Distributions from net realized gain                   --             --          (1.57)         (4.24)         (1.11)
                                                    ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        --             --          (1.57)         (4.36)         (1.11)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $14.73         $11.96         $14.14         $17.33         $21.46
                                                    =====================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                  23.16%        (15.42)%       (10.54)%         0.91%         21.02%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $31,076        $26,361        $39,429        $45,179        $57,925
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $26,952        $33,801        $42,552        $51,539        $52,348
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                 (0.33)%        (0.63)%        (0.48)%        (0.10)%        (0.61)%
 Total expenses                                       2.46%          2.37%          2.31%          2.24%          2.25%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses           2.43%           N/A 4,5        N/A 4          N/A 4          N/A 4
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               150%            75%            71%           104%            78%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

        20 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

 Class N   Year Ended November 30,                    2003           2002         2001 1
-------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $12.54         $14.76         $16.58
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                          .01           (.01)            -- 2
 Net realized and unrealized gain (loss)              2.97          (2.21)         (1.82)
                                                    ---------------------------------------
 Total from investment operations                     2.98          (2.22)         (1.82)
-------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   --             --             --
 Dividends in excess of net investment income           --             --             --
 Distributions from net realized gain                   --             --             --
                                                    ---------------------------------------
 Total dividends and/or distributions
 to shareholders                                        --             --             --
-------------------------------------------------------------------------------------------
 Net asset value, end of period                     $15.52         $12.54         $14.76
                                                    =======================================

-------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                  23.76%        (15.04)%       (10.98)%

-------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)           $2,329         $1,137           $522
-------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $1,637         $1,058           $275
-------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                         0.17%         (0.02)%        (0.05)%
 Total expenses                                       2.04%          1.90%          1.81%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses           1.92%           N/A 5,6        N/A 5
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                               150%            75%            71%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.
6. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

        21 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Quest International Value Fund, Inc. (the Fund), formerly Oppenheimer Quest Global Value Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


        22 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  Net Unrealized
                                                                    Appreciation
                                                                Based on Cost of
      Undistributed   Undistributed         Accumulated     Securities and Other
      Net Investment      Long-Term                Loss  Investments for Federal
      Income                  Gains  Carryforward 1,2,3      Income Tax Purposes
      --------------------------------------------------------------------------
      $--                       $--         $43,073,298              $39,885,463

 1. As of November 30, 2003, the Fund had $42,936,952 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of November 30, 2003, details of the capital loss carryforward were as follows:

                             Expiring
                             -----------------------
                              2010       $42,936,952

 2. During the fiscal year November 30, 2003, the Fund utilized $20,399,474 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year November 30, 2002, the Fund did not utilize any capital loss carryforwards.
 3. As of November 30, 2003, the Fund had $52,431 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012. Additionally, the Fund had $83,915 of post-October foreign currency losses which were deferred.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for November 30, 2003. Net assets of the Fund were unaffected by the reclassifications.


        23 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued

           Reduction         Reduction to               Reduction to
           to Paid-in     Accumulated Net   Accumulated Net Realized
           Capital      Investment Income        Loss on Investments
           ---------------------------------------------------------
           $491,091              $784,994                 $1,276,085

 No distributions were paid during the years ended November 30, 2003 and November 30, 2002.

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities          $295,732,712
                 Federal tax cost of other investments      3,586,722
                                                         ------------
                 Total federal tax cost                  $299,319,434
                                                         ============
                 Gross unrealized appreciation           $ 43,674,601
                 Gross unrealized depreciation             (3,789,138)
                                                         ------------
                 Net unrealized appreciation             $ 39,885,463
                                                         ============

--------------------------------------------------------------------------------
 Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended November 30, 2003, the Fund's projected benefit obligations were increased by $1,422 and payments of $1,222 were made to retired directors, resulting in an accumulated liability of $47,093 as of November 30, 2003.
    The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at


        24 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

 the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Capital Stock
 The Fund has authorized 100 million shares of $0.01 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                             Year Ended November 30, 2003           Year Ended November 30, 2002
                                Shares             Amount              Shares             Amount
-------------------------------------------------------------------------------------------------
 Class A
 Sold                        8,676,830      $ 110,860,888           5,615,835       $ 74,957,354
 Redeemed                   (8,165,976)      (103,403,712)         (6,603,328)       (86,960,326)
                            ---------------------------------------------------------------------
 Net increase (decrease)       510,854      $   7,457,176            (987,493)      $(12,002,972)
                            =====================================================================

-------------------------------------------------------------------------------------------------
 Class B
 Sold                          706,097      $   8,800,023             789,659       $ 10,548,463
 Redeemed                   (2,585,927)       (32,217,922)         (1,959,335)       (25,445,571)
                            ---------------------------------------------------------------------
 Net decrease               (1,879,830)     $ (23,417,899)         (1,169,676)      $(14,897,108)
                            =====================================================================

-------------------------------------------------------------------------------------------------
 Class C
 Sold                          499,414      $   6,222,943             545,413       $  7,274,366
 Redeemed                     (593,850)        (7,298,448)         (1,130,158)       (13,984,399)
                            ---------------------------------------------------------------------
 Net decrease                  (94,436)     $  (1,075,505)           (584,745)      $ (6,710,033)
                            =====================================================================

-------------------------------------------------------------------------------------------------
 Class N
 Sold                          116,973      $   1,569,327             119,359       $  1,683,121
 Redeemed                      (57,645)          (799,969)            (64,029)          (875,341)
                            ---------------------------------------------------------------------
 Net increase                   59,328      $     769,358              55,330       $    807,780
                            =====================================================================

        25 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2003, were $421,926,003 and $440,176,945, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $400 million of average annual net assets of the Fund, 0.70% of the next $400 million, and 0.65% of average annual net assets in excess of $800 million. Effective January 1, 2004, the investment advisory agreement with the Fund will provide for a fee at an annual rate of 0.75% of the first $400 million of average annual net assets of the Fund, 0.65% of the next $400 million, 0.60% of the next $400 million and 0.55% of average annual net assets in excess of $1.2 billion.
--------------------------------------------------------------------------------
 Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.25% of the average annual net assets of the Fund. During the year ended November 30, 2003, the Fund paid $718,239 to the Manager for administration services.
--------------------------------------------------------------------------------
 Sub-Advisor Fees. The Manager retains OpCap Advisors (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. For the year ended November 30, 2003, the Manager paid $775,368 to the Sub-Advisor for its services to the Fund.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2003, the Fund paid $761,475 to OFS for services to the Fund.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.
 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate        Class A    Concessions    Concessions    Concessions    Concessions
                          Front-End      Front-End     on Class A     on Class B     on Class C     on Class N
                      Sales Charges  Sales Charges         Shares         Shares         Shares         Shares
                         on Class A    Retained by    Advanced by    Advanced by    Advanced by    Advanced by
 Year Ended                  Shares    Distributor  Distributor 1  Distributor 1  Distributor 1  Distributor 1
----------------------------------------------------------------------------------------------------------------
 November 30, 2003        $287,037        $62,411        $94,479        $193,078       $41,273         $10,353

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

        26 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

                            Class A        Class B        Class C        Class N
                         Contingent     Contingent     Contingent     Contingent
                           Deferred       Deferred       Deferred       Deferred
                      Sales Charges  Sales Charges  Sales Charges  Sales Charges
                        Retained by    Retained by    Retained by    Retained by
 Year Ended             Distributor    Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
 November 30, 2003           $2,075       $135,211         $4,371         $5,382


--------------------------------------------------------------------------------
 Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund paid an asset-based sales charge to the Distributor at an annual rate equal to 0.15% of average annual net assets representing Class A shares purchased before September 1, 1993 and 0.10% of average annual net assets representing Class A shares purchased on or before December 31, 2002. Beginning January 1, 2003, the Board of Directors set the annual rate at zero for all Class A shares. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. For the year ended November 30, 2003, expense under the Class A plan totaled $521,077, all of which were paid by the Distributor to recipients, which included $6,534 retained by the Distributor and $23,957 which was paid to an affiliate of the Manager.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended November 30, 2003, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate  Uncompensated
                                                  Uncompensated  Expenses as %
                 Total Payments  Amount Retained       Expenses  of Net Assets
                     Under Plan   by Distributor     Under Plan       of Class
------------------------------------------------------------------------------
 Class B Plan          $554,125         $400,789       $473,211           0.90%
 Class C Plan           269,388           41,215        963,336           3.10
 Class N Plan             8,168            6,234         44,827           1.92

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        27 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts Continued
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gain or loss. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 As of November 30, 2003, the Fund had outstanding foreign currency contracts as follows:

                                        Contract          Valuation
                           Expiration     Amount              as of     Unrealized     Unrealized
 Contract Description           Dates     (000s)      Nov. 30, 2003   Appreciation   Depreciation
--------------------------------------------------------------------------------------------------
 Contracts to Purchase
 Euro [EUR]                   12/1/03        307EUR      $  367,615        $ 1,257      $      --

 Contracts to Sell
 Japanese Yen [JPY]           12/1/03    352,557JPY       3,219,108             --         18,060
                                                                           -----------------------
 Total unrealized appreciation
 and depreciation                                                          $ 1,257      $  18,060
                                                                           =======================


--------------------------------------------------------------------------------
 6. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Directors, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at November 30, 2003.


        28 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Board of Directors and Shareholders of
 Oppenheimer Quest International Value Fund, Inc.:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest International Value Fund, Inc., formerly Oppenheimer Quest Global Value Fund, Inc., including the statement of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1999, were audited by other auditors whose report dated December 21, 1999, expressed an unqualified opinion on this information.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Inter- national Value Fund, Inc. as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





 KPMG LLP

 Denver, Colorado
 December 19, 2003


        29 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2003 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $6,460,591 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2004, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.

        30 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with           Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held
Fund, Length of Service, Age          by Director; Number of Portfolios in Fund Complex Currently Overseen by Director

INDEPENDENT                           The address of each Director in the chart below is 6803 S. Tucson Way,
DIRECTORS                             Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation, retirement, death or removal.

Thomas W. Courtney,                   Principal of Courtney Associates, Inc. (venture capital firm); former General
Chairman of the                       Partner of Trivest Venture Fund (private venture capital fund); former President
Board of Directors,                   of Investment Counseling Federated Investors, Inc.; Trustee of the following
Director (since 1990)                 open-end investment companies: Cash Assets Trust, PIMCO ADVISORS VIT, Tax Free
Age: 70                               Trust of Arizona and 4 funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

Paul Y. Clinton,                      Principal of Clinton Management Associates, a financial and venture capital
Director (since 1990)                 consulting firm; Trustee of the following open-end investment companies: Trustee
Age: 71                               of Capital Cash Management Trust, Prime Cash Fund, PIMCO ADVISORS VIT and
                                      Narragansett Insured Tax-Free Income Fund. Oversees 10 portfolios in the
                                      OppenheimerFunds complex.

Robert G. Galli,                      A trustee or director of other Oppenheimer funds. Oversees 35 portfolios in the
Director (since 1998)                 OppenheimerFunds complex.
Age: 70

Lacy B. Herrmann,                     Chairman and Chief Executive Officer of Aquila Management Corporation, the
Director (since 1996)                 sponsoring organization and manager, administrator and/or sub-adviser to the
Age: 74                               following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila-Cascadia Equity
                                      Fund, Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income
                                      Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund
                                      of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian
                                      Tax-Free Trust, and Aquila Rocky Mountain Equity Fund and PIMCO ADVISORS VIT;
                                      Vice President, Director, Secretary, and formerly Treasurer of Aquila
                                      Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer
                                      and Trustee/Director of its predecessors; President and Director of STCM
                                      Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a
                                      Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Trustee Emeritus of Brown
                                      University. Oversees 10 portfolios in the OppenheimerFunds complex.


Brian Wruble,                         Special Limited Partner (since January 1999) of Odyssey Investment Partners, LLC
Director (since 2001)                 (private equity investment); General Partner (since September 1996) of Odyssey
Age: 60                               Partners, L.P. (hedge fund in distribution since 1/1/97); Board of Governing
                                      Trustees (since August 1990) of The Jackson Laboratory (non-profit); Trustee
                                      (since May 1992) of Institute for Advanced Study (educational institute);
                                      formerly Trustee (May 2000 - 2002) of Research Foundation of AIMR (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College
                                      (economics research) (August 1990-September 2001); Director of Ray & Berendtson,
                                      Inc. (executive search firm) (May 2000-April 2002). Oversees 10 portfolios in the OppenheimerFunds complex.

        31 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
OFFICERS                              The address of the Officers in the chart below is as follows: for Messrs.
                                      Murphy and Zack, Two World Financial Center, 225 Liberty Street, New York, NY
                                      10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
                                      Officer serves for an annual term or until his or her earlier resignation, death or removal.

John V. Murphy,                       Chairman, Chief Executive Officer and director (since June 2001) and President
President (since 2001)                (since September 2000) of the Manager; President and a director or trustee of
Age: 54                               other Oppenheimer funds; President and a director (since July 2001) of
                                      Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                      Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                      Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                      (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                      Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                      of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                      OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                      Corporation (since November 2001), HarbourView Asset Management Corporation and
                                      OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                      2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                      Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                      and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                      Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                      Insurance Company (the Manager's parent company); a director (since June 1995)
                                      of DLB Acquisition Corporation (a holding company that owns the shares of David
                                      L. Babson & Company, Inc.); formerly, Chief Operating Officer (September
                                      2000-June 2001) of the Manager; President and trustee (November 1999-November
                                      2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                      Insurance Company; President, Chief Executive Officer and director (September
                                      1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                      1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                      wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as
                                      Trustee/Officer and 10 portfolios as Officer in the OppenheimerFunds complex.

Brian W. Wixted,                      Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)                (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 44                               Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                      Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                                      Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                      OppenheimerFunds plc (since May 2000) and OFI Institutional Asset Management,
                                      Inc. (since November 2000) (offshore fund management subsidiaries of the
                                      Manager); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer
                                      Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                                      (since March 1999) of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy
                                      Program (since April 2000); formerly Principal and Chief Operating Officer
                                      (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An
                                      officer of 82 portfolios in the OppenheimerFunds complex.

        32 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Robert G. Zack,                       Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary (since 2001)                of the Manager; General Counsel and a director (since November 2001) of
Age: 55                               OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                      (since November 2001) of HarbourView Asset Management Corporation; Vice
                                      President and a director (since November 2000) of Oppenheimer Partnership
                                      Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                      November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                      Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                      Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                      Centennial Asset Management Corporation; a director (since November 2001) of
                                      Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                      (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                      (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                      November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                      (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                      2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                      1985-November 2001), Shareholder Financial Services, Inc. (November
                                      1989-November 2001); OppenheimerFunds International Ltd. and OppenheimerFunds
                                      plc (October 1997-November 2001). An officer of 82 portfolios in the
                                      OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.

        33 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

ITEM 2.  CODE OF ETHICS

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

                  The Board of Directors of the Fund has determined that the Fund does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of November 30, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)